Exhibit 99.1
Riverbed Technology Reports Second Quarter 2012 Results
Total revenue grows 17% year-over-year
Riverbed Technology, Inc. (NASDAQ:RVBD), the performance company, today reported financial results for its second quarter ended June 30, 2012 (Q2'12).
GAAP revenue for Q2’12 was $198 million, an increase of 9% compared to $182 million in the first quarter 2012 (Q1’12) and an increase of 17% compared to $170 million in the second quarter 2011 (Q2’11). GAAP net income for Q2’12 was $18 million, or $0.11 per diluted share, compared to $7 million, or $0.04 per diluted share, in Q1’12 and $11 million, or $0.07 per diluted share, in Q2’11.
Non-GAAP revenue for Q2’12 was $199 million, an increase of 9% compared to $183 million in Q1’12 and an increase of 17% compared to $170 million in Q2’11. Non-GAAP net income for Q2’12 was $37 million, or $0.23 per diluted share, compared to $33 million, or $0.20 per diluted share, in Q1’12 and $35 million, or $0.21 per diluted share in Q2’11.
“We executed well in the second quarter, driving stronger sales of our new Steelhead and Cascade platforms, demonstrating continued demand for performance-improvement technologies,” said Jerry M. Kennelly, Riverbed president and CEO. “Revenue grew across all major geographies and revenue growth accelerated across our core product offerings. Looking forward, we believe our expanded product offerings and partnerships will further extend our reach to new customers and market segments.”

Business Highlights

•	Introduced new Steelhead® 150 appliance and Virtual Steelhead 150 targeting emerging markets and locations with fewer employees.

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Delivered industry-first capabilities to Stingray™, extending the benefits of application delivery controller (ADC) to include Aptimizer web content optimization (WCO). Stingray is the first ADC with integrated WCO.

•	Riverbed Steelhead Cloud Accelerator named the Best of TechEd Award winner in the Cloud Computing category.

•	Announced another collaboration with VMware using Riverbed Steelhead to accelerate virtual machines (VMs) moving between clouds -- private, public and hybrid -- with VMware vCloud® Connector.

•	Showcased next-generation storage architecture with Riverbed Granite™ and EMC storage solutions for globally distributed enterprises looking to achieve the highest levels of consolidation.

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Received certification under the J.D. Power and Associates Certified Technology Service & Support (CTSS) program and the Technology Service Industry Association's (TSIA) Excellence in Service Operations. Riverbed is one of a select few companies to receive this distinction for global certification under both the J.D. Power and Associates CTSS and the TSIA Excellence in Service Operations program in the same year, for two consecutive years.

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Recognized by the San Francisco Business Times, Silicon Valley/San Jose Business Journal and its employees as one of the Best Places to Work in the San Francisco Bay Area for the third consecutive year.

Separately, Riverbed announced today a new technology partnership with Juniper Networks in wide area network (WAN) optimization, application delivery and mobility to deliver market-leading technologies for enterprises looking to increase the efficiency of their IT infrastructures and securely deliver better performance of applications across mobile devices, networks and clouds.
Conference Call
Riverbed will host a conference call today, July 24, 2012, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its second quarter 2012 results. The call will be broadcast live over the Internet at http://www.riverbed.com/investors. A replay of the conference call will also be available via webcast at http://www.riverbed.com/investors for 12 months.

Use of Non-GAAP Financial Information
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP revenue, non-GAAP net income and non-GAAP net income per diluted share, which we believe are helpful in understanding our past financial performance and future results. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations." Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. Our non-GAAP financial measures include adjustments based on the following items, as well as the related income tax effects, adjustments related to our tax valuation allowance and the interim tax cost of the one-time transfer of intellectual property rights between Riverbed legal entities:
Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with our acquisitions. The book value of the acquisition deferred support revenue was reduced by $4 million in the adjustment to fair value. Because these are typically one-year contracts, our GAAP revenues for an one year period subsequent to the acquisition of a business do not reflect the full amount of service revenues on assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment is intended to reflect the full amount of such revenues. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be certain that customers will renew these contracts.
Stock-based compensation expenses: We have excluded the effect of stock-based compensation and related payroll tax expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP net income. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Acquisition related and other expenses (credits): We incur significant expenses in connection with our acquisitions and also incurred certain other operating expenses, which we would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, the write-down of certain acquired in-progress research and development intangibles, and foreign exchange losses on the acquisition related contingent consideration. We believe it is useful for investors to understand the effects of these items on our total operating expenses

Forward-Looking Statements
This press release contains forward-looking statements, including statements relating to our strategic and competitive position and the effects of our expanded product offerings and partnerships. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; difficulties encountered in integrating new or acquired businesses and technologies; the inability to identify and realize the anticipated benefits of acquisitions; the expense and impact of legal proceedings; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed's business are set forth in our Form 10-K filed with the SEC for the period ended December 31, 2011, and our subsequent quarterly reports on Form 10-Q filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.
About Riverbed Technology
Riverbed delivers performance for the globally connected enterprise. With Riverbed, enterprises can successfully and intelligently implement strategic initiatives such as virtualization, consolidation, cloud computing, and disaster recovery without fear of compromising performance. By giving enterprises the platform they need to understand, optimize and consolidate their IT, Riverbed helps enterprises to build a fast, fluid and dynamic IT architecture that aligns with the business needs of the organization. Additional information about Riverbed (NASDAQ:RVBD) is available at www.riverbed.com
Riverbed and any Riverbed product or service name or logo used herein are trademarks of Riverbed Technology, Inc. All other trademarks used herein belong to their respective owners.

INVESTOR RELATIONS CONTACT
Renee Lyall
Riverbed Technology
415-247-6353
renee.lyall@riverbed.com

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Riverbed Technology
GAAP Condensed Consolidated Statements of Operations
In thousands, except per share amounts
Unaudited

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Revenue:
Product	$129,369	$116,860	$246,403	$229,012
Support and services	69,099	53,435	134,478	104,846
Total revenue	198,468	170,295	380,881	333,858
Cost of revenue:
Cost of product	30,538	23,683	58,427	47,418
Cost of support and services	19,258	16,415	38,040	31,635
Total cost of revenue	49,796	40,098	96,467	79,053
Gross profit	148,672	130,197	284,414	254,805
Operating expenses:
Sales and marketing	77,366	63,737	151,181	124,821
Research and development	35,802	29,942	69,913	58,251
General and administrative	15,492	14,913	30,126	28,596
Acquisition-related costs (credits)	(10,196)	1,392	(9,640)	1,392
Total operating expenses	118,464	109,984	241,580	213,060
Operating profit	30,208	20,213	42,834	41,745
Other income (expense), net	259	341	(1,246)	839
Income before provision for income taxes	30,467	20,554	41,588	42,584
Provision for income taxes	12,333	9,271	16,505	18,256
Net income	$18,134	$11,283	$25,083	$24,328
Net income per share, basic	$0.12	$0.07	$0.16	$0.16
Net income per share, diluted	$0.11	$0.07	$0.15	$0.15
Shares used in computing basic net income per share	157,261	154,543	157,559	153,288
Shares used in computing diluted net income per share	165,253	167,270	166,381	166,865

Riverbed Technology
Condensed Consolidated Balance Sheets
In thousands

	June 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$185,019	$215,476
Short-term investments	242,493	254,753
Trade receivables, net	85,142	78,016
Inventory	18,230	11,437
Deferred tax assets	15,499	16,783
Prepaid expenses and other current assets	38,874	35,078
Total current assets	585,257	611,543
Long-term investments	122,674	123,134
Fixed assets, net	32,732	29,277
Goodwill	117,626	117,474
Intangible assets, net	62,810	68,274
Deferred tax assets, non-current	56,485	56,708
Other assets	24,366	24,789
Total assets	$1,001,950	$1,031,199
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$33,667	$35,341
Accrued compensation and related benefits	29,269	61,256
Other accrued liabilities	27,319	42,959
Deferred revenue	134,010	121,131
Total current liabilities	224,265	260,687
Deferred revenue, non-current	39,308	36,248
Other long-term liabilities	24,612	23,200
Total long-term liabilities	63,920	59,448
Stockholders' equity:
Common stock	607,890	631,921
Retained earnings	108,199	83,116
Accumulated other comprehensive loss	(2,324)	(3,973)
Total stockholders' equity	713,765	711,064
Total liabilities and stockholders' equity	$1,001,950	$1,031,199

Riverbed Technology
Condensed Consolidated Statements of Cash Flows
In thousands
Unaudited

	Six months ended June 30,
	2012	2011
Operating activities:
Net income	$25,083	$24,328
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,455	9,718
Stock-based compensation	45,918	45,496
Deferred taxes	1,735	(3,624)
Excess tax benefit from employee stock plans	(12,170)	(34,221)
Changes in operating assets and liabilities:
Trade receivables	(7,126)	(19,717)
Inventory	(6,682)	201
Prepaid expenses and other assets	(838)	(24,899)
Accounts payable	(618)	3,505
Accruals and other liabilities	(34,729)	2,995
Acquisition-related contingent consideration	(11,682)	—
Income taxes payable	12,125	34,807
Deferred revenue	15,939	18,131
Net cash provided by operating activities	45,410	56,720
Investing activities:
Capital expenditures	(11,305)	(7,010)
Purchase of available for sale securities	(297,154)	(351,905)
Proceeds from maturities of available for sale securities	225,202	162,993
Proceeds from sales of available for sale securities	82,051	91,783
Acquisitions, net of cash acquired	(6,458)	—
Net cash used in investing activities	(7,664)	(104,139)
Financing activities:
Proceeds from issuance of common stock under employee stock plans, net of repurchases	23,613	38,024
Taxes paid related to net shares settlement of equity awards	(4,278)	(10,088)
Payments for repurchases of common stock	(101,408)	—
Excess tax benefit from employee stock plans	12,170	34,221
Net cash (used in) provided by financing activities	(69,903)	62,157
Effect of exchange rate changes on cash and cash equivalents	1,700	434
Net (decrease) increase in cash and cash equivalents	(30,457)	15,172
Cash and cash equivalents at beginning of period	215,476	165,726
Cash and cash equivalents at end of period	$185,019	$180,898

Riverbed Technology
Supplemental Financial Information
In thousands
Unaudited

	Three months ended			Six months ended
	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Revenue by Geography
Americas	$117,536	$103,656	$106,443	$221,192	$207,340
Europe, Middle East and Africa	51,672	50,538	40,028	102,210	79,077
Asia Pacific	29,260	28,219	23,824	57,479	47,441
Total revenue	$198,468	$182,413	$170,295	$380,881	$333,858
As a percentage of total revenues:
Americas	59%	57%	63%	58%	62%
Europe, Middle East and Africa	26%	28%	23%	27%	24%
Asia Pacific	15%	15%	14%	15%	14%
Total revenue	100%	100%	100%	100%	100%
Revenue by Sales Channel
Direct	$9,609	$10,815	$9,705	$20,424	$17,960
Indirect	188,859	171,598	160,590	360,457	315,898
Total revenue	$198,468	$182,413	$170,295	$380,881	$333,858
As a percentage of total revenues:
Direct	5%	6%	6%	5%	5%
Indirect	95%	94%	94%	95%	95%
Total revenue	100%	100%	100%	100%	100%

Riverbed Technology
GAAP to Non-GAAP Reconciliation
In thousands, except per share amounts
Unaudited

	Three months ended			Six months ended
GAAP to Non-GAAP Reconciliations:	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Reconciliation of Total revenue:
U.S. GAAP as reported	$198,468	$182,413	$170,295	$380,881	$333,858
Adjustments:
Deferred revenue adjustment (6)	498	829	—	1,327	—
As adjusted	$198,966	$183,242	$170,295	$382,208	$333,858
Reconciliation of Net income:
U.S. GAAP as reported	$18,134	$6,949	$11,283	$25,083	$24,328
Adjustments:
Stock-based compensation (1)	22,943	22,975	23,555	45,918	45,496
Payroll tax on stock-based compensation (2)	737	687	1,507	1,424	3,666
Amortization on intangibles (3)	5,417	5,444	2,171	10,861	4,294
Acquisition-related costs (credits) (5)	(9,593)	1,949	2,772	(7,644)	2,772
Inventory fair value adjustment (4)	—	—	125	—	239
Deferred revenue adjustment (6)	498	829	—	1,327	—
Other income (expense), net (8)	(51)	2,138	—	2,087	—
Income tax adjustments (7)	(740)	(7,520)	(6,527)	(8,260)	(12,023)
As adjusted	$37,345	$33,451	$34,886	$70,796	$68,772
Reconciliation of Net income per share, diluted:
U.S. GAAP as reported	$0.11	$0.04	$0.07	$0.15	$0.15
Adjustments:
Stock-based compensation (1)	0.15	0.14	0.14	0.28	0.26
Payroll tax on stock-based compensation (2)	—	—	0.01	0.01	0.02
Amortization on intangibles (3)	0.03	0.03	0.01	0.07	0.03
Acquisition-related costs (credits) (5)	(0.06)	0.01	0.02	(0.05)	0.02
Deferred revenue adjustment (6)	—	0.01	—	0.01	—
Other income (expense), net (8)	—	0.01	—	0.01	—
Income tax adjustments (7)	—	(0.04)	(0.04)	(0.05)	(0.07)
As adjusted	$0.23	$0.20	$0.21	$0.43	$0.41
Non-GAAP Net income per share, basic	$0.24	$0.21	$0.23	$0.45	$0.45
Non-GAAP Net income per share, diluted	$0.23	$0.20	$0.21	$0.43	$0.41
Shares used in computing basic net income per share	157,261	157,856	154,543	157,559	153,288
Shares used in computing diluted net income per share	165,253	167,510	167,270	166,381	166,865
Non-GAAP adjustments:
Support and services revenue	$498	$829	$—	$1,327	$—
Cost of product	3,857	3,867	2,018	7,724	3,960
Cost of support and services	1,843	1,643	1,892	3,486	3,604
Sales and marketing	10,705	12,007	10,699	22,712	20,822
Research and development	8,107	8,091	8,764	16,198	16,070
General and administrative	5,188	4,891	5,365	10,079	10,619
Acquisition-related costs (credits)	(10,196)	556	1,392	(9,640)	1,392
Other income (expense), net	(51)	2,138	—	2,087	—
Provision for income taxes	(740)	(7,520)	(6,527)	(8,260)	(12,023)
Total Non-GAAP adjustments	$19,211	$26,502	$23,603	$45,713	$44,444

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(1) Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation - Stock Compensation effective January 1, 2006.
(2) Payroll tax on stock-based compensation represents the incremental cost for employer payroll taxes on stock option exercises and restricted stock units vested and released.
(3) The intangible assets recorded at fair value as a result of our acquisition are amortized over the estimated useful life of the respective asset.
(4) The inventory fair value adjustment recorded pursuant to our acquisition is excluded from our non-GAAP operating expenses as this cost would not have otherwise occurred in the period presented.
(5) We incurred expenses in connection with our acquisitions, which would not have otherwise occurred in the period presented as part of our operating expenses; therefore, these costs are excluded from our non-GAAP operating expenses.
(6) Business combination accounting rules require us to account for the fair value of deferred revenue assumed in connection with an acquisition. The non-GAAP adjustment is intended to reflect the full amount of support and service revenue that would have otherwise been recorded by the acquired entity.
(7) The non-GAAP tax rate excludes the income tax effects of non-GAAP adjustments. Additionally, the non-GAAP tax rate includes adjustments to our tax valuation allowance on deferred tax assets and excludes the interim tax cost of the one-time transfer of intellectual property rights between our legal entities.
(8) We incurred expenses, including revaluation of the contingent consideration, in connection with our acquisitions, which would not have otherwise occurred in the period presented as part of our other income (expense); therefore, these costs are excluded from our non-GAAP operating expenses.